                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                              --------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 22, 1996


                       TRINET CORPORATE REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Maryland
                            (STATE OF INCORPORATION)


           1-11918                                            94-3175659
  (COMMISSION FILE NUMBER)                             (IRS EMPLOYER ID. NUMBER)



  Four Embarcadero Center, Suite 3150
            San Francisco, CA                                    94111
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



                                 (415) 391-4300
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 5.             OTHER EVENTS

TriNet Corporate Realty Trust, Inc. (NYSE: TRI) announced today that Robert W. Holman, Jr. has been named Chairman of the Board and that Mark S. Whiting, in addition to remaining as President, has been named Chief Executive Officer. Jay
H. Shidler, formerly Co-Chairman of the Board with Mr. Holman, will continue as a director of the company. In addition, in connection with such changes, Mr. Shidler has been released from his non-competition agreement with the Company and will have the same obligations with respect to conflicts as the other outside Directors.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TRINET CORPORATE REALTY TRUST, INC.



                                   By:  /s/ A. William Stein
                                      -----------------------------------------
                                        A. William Stein
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Authorized Officer of the Registrant
                                        and Principal Financial Officer)



Dated:  May 24, 1996